UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               September 16, 2005

                               MANARIS CORPORATION
             (Exact name of registrant as specified in its charter)



           NEVADA                     000-33199                 88-0467848
(State or other jurisdiction     (Commission File No.)       (IRS Employer ID)
     of incorporation)

                          1155 Rene-Levesque Blvd. West
                                   Suite 2720
                                Montreal, Quebec
                                 Canada H3B 2K8

              (Address of principal executive offices and Zip Code)

                                 (514) 337-2447
              (Registrant's telephone number, including area code)


                                 WITH COPIES TO:
                               DARRIN OCASIO ESQ.
                       SICHENZIA ROSS FRIEDMAN FERENCE LLP
                             1065 AVENUE OF AMERICAS
                            NEW YORK, NEW YORK 10018
                               Tel:(212) 930-9700
                               Fax:(212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

ITEM 2.03 Creation of a Direct Financial Obligation

ITEM 3.02 Unregistered Sales of Equity Securities

On September 16, 2005, Manaris Corporation ("the Company") entered into a Final Release and Indemnity Agreement (the "Agreement") with Stephane Solis in connection with Mr. Solis' resignation as the Company's Chief Executive Officer and as a Director of the Company and its subsidiaries.

Under the Agreement, the Company agreed to issue to Mr. Solis 600,000 options exercisable at $.0001. The shares underlying the options are issuable pursuant to the Company's Non-Qualified Stock Option Plan. The aforementioned securities were issued in reliance upon the exemption afforded by the provisions of Regulation D, as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended. In addition, the Company agreed to pay $30,000 CDN to Mr. Solis upon execution of the Agreement. The Company also placed $400,000 CDN in trust to pay taxes for which Mr. Solis may be liable as a result of serving as a Director of the Company's subsidiaries.

Under the Agreement, Mr. Solis agreed to release and forever discharge the Company, together with all of its respective officers, employees, servants, agents, its successors and assigns, and subsidiaries jointly and severally from any actions, causes of action, suits, debts, dues, accounts, bonds contracts, covenants, whether express or implied, claims, (including all statutory claims, benefits or severance) and demands whatsoever, including but not limited to the laws specified in the Agreement, and demands or action for damages, indemnity, costs, interest, loss or injury of every nature and kind whatsoever and howsoever arising which Mr. Solis may heretofore have had, may now have, or may hereinafter have, whether statutory or otherwise, in any way relating to his employment, his role as a director or an officer, and termination from the employ of the Company.

In addition, Mr. Solis agreed that he will not file any complaint, demand or claim whatsoever concerning his termination or severance pay, unjust dismissal, overtime or vacation pay under the laws specified in the Agreement. This Release includes all non-salary benefits ordinarily provided to or on his behalf in respect of his employment, including disability or other insurance, vacation pay, any and all expenses whether incurred before, on, or after the date hereof in respect of my employment, and any and all other statutory claims.

Mr. Solis also agreed to hold harmless and indemnify the Company from and against all claims, charges or taxes which may be made by the Minister of Canada Customs and Revenue Agency, Quebec Minister of Revenue, requiring the Company to pay income tax or payments pursuant to the laws specified in the Agreement with respect to any amounts which may in the future be found to be payable by the Company in respect of Mr. Solis.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 16, 2005, Stephane Solis resigned as the Company's Chief Executive Officer and as a Director of the Company and its subsidiaries, effective September 30, 2005. In addition, on September 16, 2005, the Company appointed John G. Fraser as its interim Chief Executive Officer for a minimum period of three months pursuant to a verbal agreement. Pursuant to the verbal agreement, Mr. Fraser will receive compensation of $18,000 CAD per month and 500,000 options exercisable at current market prices. 250,000 of the options vest immediately and the remaining 250,000 will vest upon completion of Mr. Fraser's term as interim Chief Executive Officer. The Company intends to enter into a written employment agreement with Mr. Fraser.

Mr. Fraser was a partner for 20 years at KPMG Canada and Vice Chairman of the firm for the last 4 years until his departure in January of 1998. He has been a director of a number of publicly-traded companies and a director and Secretary of Manaris since 2003. He is currently a partner at Catalyst Consulting, a leading provider of legal services consulting to law firms and law departments throughout North America.

On September 16, 2005, the Company issued a press release announcing the resignation of Stephane Solis as the Company's Chief Executive Officer and as a Director and the appointment of John G. Fraser as the Company's interim Chief Executive Officer. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01 Other Events

In connection with his appointment as the Company's interim Chief Executive Officer, Mr. Fraser has resigned as the Company's Secretary and Treasurer. Andre Monette, the Company's Chief Financial Officer, has been appointed as the Company's Secretary and Treasurer.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


          Exhibit    Description


          10.1       Resignation of Stephane Solis

          10.2 Confidential Agreement, Final Release and Indemnity Agreement Between Manaris Corporation and Stephane Solis

          99.1       Press Release


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. Dated this 22nd day of September, 2005.



                                                 MANARIS CORPORATION

Dated: September 22, 2005                        By:  /s/ John G. Fraser
                                                      ------------------
                                                 John G. Fraser
                                                 Interim Chief Executive Officer